Exhibit 99.1

Termination of Savings Bank Receivables Purchase Agreement

July 1, 2007

The undersigned agree that, notwithstanding any provisions to the contrary contained therein, effective as of the date hereof, the Receivables Purchase Agreement, dated as of August 1, 2002, between Capital One, F.S.B. and Capital One Funding, LLC shall hereby be terminated.

CAPITAL ONE FUNDING, LLC

By:	/s/ Richard Johns
Name: Richard Johns
Title: Assistant Vice President

CAPITAL ONE, F.S.B.

By:	/s/ Vince Pennisi
Name: Vince Pennisi
Title: Vice President, Treasury